UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2015

APPLIED GENETIC TECHNOLOGIES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36370	59-3553710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11801 Research Drive Suite D Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (386) 462-2204

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On September 8, 2015, our board of directors approved bonus payments for fiscal year 2015 and salary increases for fiscal year 2016 for Sue Washer, our president and chief executive officer, Lawrence E. Bullock, our chief financial officer, and Jeffrey Chulay, our vice president and chief medical officer.  The following table sets forth for each individual the amount of their bonus for fiscal year 2015 and their salary for fiscal year 2016.

Name	Fiscal Year 2015 Bonus	Fiscal Year 2016 Salary
Susan B. Washer	$ 90,000	$ 464,000
Lawrence E. Bullock	$ 76,500	$ 327,000
Jeffrey D. Chulay	$ 65,625	$ 381,500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED GENETIC TECHNOLOGIES CORPORATION

Date: September 11, 2015	By:	/s/ Lawrence E. Bullock
Lawrence E. Bullock
Chief Financial Officer

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